                                                                    Exhibit 99.1


                         [FORM OF LETTER OF TRANSMITTAL]

                             EV INTERNATIONAL, INC.
               OFFER TO EXCHANGE ITS 11% SENIOR SUBORDINATED NOTES
     DUE 2007, SERIES A, ("NEW NOTES"), WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, FOR ANY AND ALL OUTSTANDING 11% SENIOR SUBORDINATED NOTES DUE 2007 ("EXISTING NOTES"), PURSUANT TO THE PROSPECTUS DATED ____________, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.



        To: The Bank of New York, Exchange Agent
            -------------------------------------------------

             By Mail:  The Bank of New York         By Facsimile: (212) 571-3080
                       101 Barclay Street, 7E
                       New York, NY 10286       (For Eligible Institutions Only)

              Attention: Reorganization Section, Enrique Lopez

              By Overnight Courier or
              By Hand: The Bank of New York
                       101 Barclay Street
                       Corporate Trust Services Window
                       Ground Level
                       New York, NY 10286

              Attention: Reorganization Section, Enrique Lopez



                      For Information Call: (212) 815-2742



     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
         FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                             ______________________


         List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.

Description of Existing Notes             (1)               (2)                 (3)
Tendered                                                                                                (4)
                                                                                                Principal Amount of
                                                         Aggregate                            Existing Notes Tendered
                                                         Principal      Aggregate Principal       in Exchange for
    Name(s) and Address(es) of        Certificate        Amount of      Amount of Existing        certificated New
       Registered Holder(s)           Numbers(s)*     Existing Notes     Notes Tendered**             Notes***

----------
*     Need not be completed by book-entry holders.

** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes.

*** Unless otherwise indicated, the holder will be deemed to have tendered Existing Notes in exchange for a beneficial interest in one or more fully registered global notes, which will be deposited with, or on behalf of, The Depository Trust Company ("DTC") and registered in the name of Cede & Co., its nominee.

                  The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated ____________, 1997 (the "Prospectus"), of EV international, Inc. a Delaware corporation ("EV International"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute EV International's offer (the "Exchange Offer") to exchange up to $100,000,000 aggregate principal amount of its New Notes, which will have been registered under the Securities Act of 1933, for a like principal amount of its outstanding Existing Notes. The New Notes and the Existing Notes are collectively referred to as the "Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                  The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                  This Letter of Transmittal is to be used either if certificates of Existing Notes are to be forwarded herewith or if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

                  Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering." See Instruction 1.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED TO THE EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED NEW NOTES.

Unless the undersigned (I) has completed item (4) in the box entitled "Description of Existing Notes Tendered" and (ii) has checked the box above, the undersigned will be deemed to have tendered Existing Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry, Delivery and Form" as set forth in the Prospectus.

[ ]    CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-
       ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ________________ [ ]  The Depository Trust Company

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) ___________________________________________________

Window Ticket Number (if any) __________________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Eligible Institution that Guaranteed Delivery __________________________

If delivered by book-entry transfer:

Account Number __________________ Transaction Code Number ______________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER MAKING A MARKET IN EXISTING NOTES WITH EV INTERNATIONAL'S PRIOR WRITTEN CONSENT AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS MADE THERETO WITHIN 90 DAYS AFTER THE EXPIRATION DATE:

Name
Address ________________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to EV International the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of EV International, all right, title and interest in and to such Existing Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Existing Notes tendered hereby to be transferred and exchanged.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Existing Preferred Stock, and that the Exchange Agent, as agent of EV International, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of EV International. The undersigned will, upon request, execute and deliver any additional documents deemed by EV International or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered hereby.


         The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties (including Exxon Capital Holdings Corporation (available May 13,
1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), K-III Communications Corporation (available May 14, 1993) and Shearman & Sterling (available July 2, 1993)). Based on such interpretation of the staff of the SEC set forth in such no-action letters, EV International believes that the New Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any such holder that is an "affiliate" of EV International within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such New Notes are acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Exchange Offer such holder has no arrangement or understanding with any person to participate in a distribution of the New Notes and (iii) such holder is not engaged in, and does not intend to engage, in a distribution of the New Notes. By tendering Existing Notes in exchange for New Notes, each holder will represent to the Company that: (i) it is not such an affiliate of the Company, (ii) any New Notes to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Exchange Offer it had no arrangement or understanding with any person to participate in a distribution of the New Notes. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Existing Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes.



         If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes, where such Existing Notes were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act and that it has not entered into any arrangement or understanding with EV International or an affiliate of EV International in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the

Existing Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration date in connection with the sale or transfer of such New Notes. EV International has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to a broker-dealer which, with EV International's prior written consent, makes a market in the Existing Notes and receives New Notes pursuant to the Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such New Notes. By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees to notify EV International prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from EV International of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) EV International has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if EV International has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. EV International agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified EV International. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Existing Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.



           The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangement or understanding with any person to participate in the distribution of such New Notes or, if such holder intends to participate in the Exchange Offer for the purpose of distributing the New Notes, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iii) (x) such holder is not (a) a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, or (b) an "affiliate," as defined in Rule 405 under the Securities Act, of EV International or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.


           The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Existing Notes tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of EV International, a self-employed individual retirement plan, or individual retirement account), a corporation which has a net worth on a consolidated basis according to its most recent audited financial statements of not less than $14,000,000, or a wholly owned subsidiary of any of the foregoing, and (ii) is acquiring the New Notes for its own account for investment purposes (or for the account of the beneficial owner of such New Notes for investment purposes).

           All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

           The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and EV International in accordance with the terms and subject to the conditions of the Exchange Offer.

           The undersigned understands that if its Existing Notes are accepted for exchange, interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Existing Notes surrendered in exchange thereof, or if no interest has been paid, from the original date of issuance of the Existing Notes.

           The undersigned recognizes that unless the holder of Existing Notes
(i) completes item (4) of the Box entitled "Description of Existing Notes Tendered" above and (ii) checks the box entitled "Check here if tendered shares of Existing Notes are being delivered to the Exchange Agent in exchange for certificated New Notes" above, such holder, when tendering such Existing Notes, will be deemed to have tendered such Existing Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry, Delivery and Form" in the Prospectus.

           The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," EV International may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

           The undersigned acknowledges that by tendering the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto, the undersigned agrees that once the Exchange Offer is consummated, EV International shall not be obligated to file or prepare a Shelf Registration Statement (as defined in the Exchange and Registration Rights Agreement, dated as of March 24, 1997, as amended (the "Exchange and Registration Rights Agreement"), among EV International and the Initial Purchasers, or take any other action provided in Sections 2 or 3 of the Exchange and Registration Rights Agreement with respect to a Shelf Registration Statement, and the undersigned hereby waives any requirement of the Exchange and Registration Rights Agreement that EV International files, prepares or takes any other action relating to a Shelf Registration Statement once the Exchange Offer is consummated.

           All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by EV International, in its sole discretion, and such determination will be final and binding. Unless waived by EV International, irregularities and defects must be cured by the Expiration Date. EV International shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

           Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Existing Notes Tendered."

           THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X  ___________________________________    ___________________________________

X  ___________________________________    ___________________________________
   Signature(s) of Owner(s)               Date


Area Code and Telephone Number _________________________________


If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holders(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holders(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.


   Name(s): _____________________________________________________________

   ______________________________________________________________________
                             (Please Type or Print)

   Capacity: ____________________________________________________________

   Address: _____________________________________________________________

   ______________________________________________________________________
                               (Include Zip Code)


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)


   Signature(s) Guaranteed by
   an Eligible Institution: _____________________________________________
                             (Authorized Signature)

   ______________________________________________________________________
                                     (Title)

   ______________________________________________________________________
                                 (Name of Firm)

   Dated: _______________________________________________________________

                       SPECIAL ISSUANCE INSTRUCTIONS (See
                              Instructions 3 and 4)

           To be completed ONLY if New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue New Notes to:

Name(s):   ...................................................................

           ...................................................................
                             (Please Type or Print)

           ...................................................................
                             (Please Type or Print)

Address:   ...................................................................

           ...................................................................
                                                                    (Zip Code)


                         (Complete Substitute Form W-9)


                       SPECIAL DELIVERY INSTRUCTIONS (See
                              Instructions 3 and 4)

           To be completed ONLY if certificates for New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled "Description of Existing Notes Tendered" on this Letter of Transmittal above.

Mail New Notes to:

Name(s)    ...................................................................

           ...................................................................
                             (Please Type or Print)

           ...................................................................
                             (Please Type or Print)

Address:   ...................................................................

           ...................................................................
                                                                    (Zip Code)




           IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING NOTES AND

ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

                      PAYOR'S NAME: EV INTERNATIONAL, INC.

SUBSTITUTE                    Part I--Taxpayer Identification Number

FORM W-9                      Enter your taxpayer identification number in the
DEPARTMENT OF THE TREASURY    appropriate box.  For most individuals, this is your
INTERNAL REVENUE SERVICE      social security number.  If you do not have a num-    ------------------------------------
                              ber, see how to obtain a "TIN" in the enclosed               Social Security Number
                              Guidelines.
                                                                                                     OR
                              NOTE:  If the account is in more than one name, see
                              the chart on page 2 of the enclosed Guidelines to     ------------------------------------
                              determine what number to give.                            Employer Identification Number
------------------------------------------------------------------------------------------------------------------------
                              Part II--For Payees Exempt from Backup Withholding (See enclosed Guidelines)
                              ------------------------------------------------------------------------------------------
PAYOR'S REQUEST FOR TAXPAYER  CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
IDENTIFICATION NUMBER (TIN)
AND CERTIFICATION             (1)      the number shown on this form is my correct Taxpayer Identification
                                       Number (or I am waiting for a number to be issued to me), and

                              (2)      I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
                              ------------------------------------------------------------------------------------------
                              SIGNATURE                              DATE
                                        ---------------------------       ----------------------------------------------

Certification Guidelines--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

           I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the New Preferred Stock shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.


         SIGNATURE                         DATE
                   ----------------------       -----------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES . PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS


         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE

         The Letter of Transmittal is to be used to forward, and must accompany, all certificates representing Existing Notes tendered pursuant to the Exchange Offer. Certificates representing the Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) as well as a properly completed and duly executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Existing Notes tendered must be in integral multiples of $1000.

         The method of delivery of this Letter of Transmittal, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered or certified mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

         If a holder desires to tender Existing Notes and such holder's Existing Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Existing Notes (or a confirmation of book-entry transfer of Existing Notes into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or such holder cannot complete the procedure of book-entry transfer on a timely basis, such holder may nevertheless tender Existing Notes if:

                  (a) such tender is made by or through an Eligible Institution (as defined below);

                  (b) the Exchange Agent has received from such Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Letter of Transmittal (of facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by EV International (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of such Existing Notes and the principal amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

                  (c) a Book-Entry Confirmation and all other required documents required by the Letter of Transmittal are received by the Exchange Agent within three NYSE trading days after the Notice of Guaranteed Delivery.

         A tender will be deemed to have been received as of the date when the tendering holder's duly signed Letter of Transmittal accompanied by Existing Preferred Stock (or a timely confirmation of a book-entry transfer of Existing Notes into the Exchange Agent's account at the book-entry transfer facility) or a Notice of Guaranteed Delivery from an Eligible Institution is received by the Exchange Agent.

         See "The Exchange Offer" in the Prospectus.

2.       WITHDRAWALS

         Any holder may withdraw a tender of Existing Notes prior to 5:00 p.m., New York City time on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date at one of its addresses set forth herein. Any such notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility from which the Existing Notes was tendered, identify the aggregate liquidation preference of the Existing Notes to be withdrawn, and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility. The Exchange Agent will return properly withdrawn Existing Notes as soon as practicable following receipt of notice of withdrawal. All questions as to the validity (including time of receipt) of notices of withdrawals will be determined by EV International, in its sole discretion, and such determination will be final and binding on all parties. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the participant's account at DTC to be credited with the withdrawn Existing Notes or otherwise comply with DTC's procedures. See "The Exchange Offer-Withdrawal of Tenders" in the Prospectus.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any Existing Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by EV International, proper evidence satisfactory to EV International of their authority so to act must be submitted.

         The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant thereto are tendered (I) by a registered holder of the Existing Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an "eligible institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"). If Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by EV International in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

         Tendering holders of Existing Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Existing Notes not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

5.       BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9

         Under the federal income tax laws, payments that may be made by EV International on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, EV International (or the Transfer Agent with respect to the New Notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Notes until the holder furnishes EV International or the Transfer Agent with Respect to the New Notes, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or EV International is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require EV International or the Transfer Agent with respect to the New Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

6.       TRANSFER TAXES

         EV International will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to EV International or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter of Transmittal.

7.       WAIVER OF CONDITIONS

         EV International reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

         EV International nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.       INADEQUATE SPACE

         If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

10.      MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES


         Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.